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                                                                   EXHIBIT 10.15
                         [HSBC LETTERHEAD]


To: Getty Images, Inc. as Obligors' Agent (on behalf of itself and each other Obligor)
        601 N. 34th Street
        Suite 400
        Seattle
        Washington 98103
        United States of America

                                                                16 November 2001

Dear Sirs,

U.S.$100,000,000 REVOLVING CREDIT FACILITY TO GETTY IMAGES, INC. AND CERTAIN OF ITS SUBSIDIARIES

AMENDMENT LETTER

We refer to the credit agreement dated 25 October 1999 (as amended pursuant to an amendment letter dated 3 December 1999, a waiver and amendment letter dated 25 February 2000 and an amendment, waiver and consent letter dated 21 September 2000, the "CREDIT AGREEMENT") and made between Getty Images, Inc. ("GETTY") (1), the companies listed in Part I of Schedule 1 thereto as borrowers (2), the companies listed in Part II of Schedule 1 thereto as guarantors (3), ourselves as Arranger (4), the financial institutions listed in Schedule 2 thereto as Banks (5), ourselves as Facility Agent (6), ourselves as Security Agent (7) and HSBC Bank plc as Overdraft Bank.

This is a Finance Document and, save as defined herein, words and expressions defined in the Credit Agreement shall have the same meanings when used in this letter. Clause 1.2 of the Credit Agreement shall be deemed to be incorporated in this letter in full, mutatis mutandis.

In this letter:

"EFFECTIVE DATE" means the date upon which we receive a copy of this letter duly countersigned by Getty (on behalf of itself and each other Obligor); and

By its acceptance of the terms and conditions of this letter Getty (a) on behalf of itself and each other Obligor represents and warrants on the date hereof to each of the Finance Parties, any Hedging Bank and the Overdraft Bank the representations and warranties set out in paragraphs (a) to (d) and (f) in Clause 18.1 of the Credit Agreement, but as if references therein to the Finance Documents were to this letter; and (b) without double counting under Clause 24.1 of the Credit Agreement, agrees to reimburse the Facility Agent promptly on demand for all reasonable costs and expenses (together with value added tax or any similar Tax thereon), including, without limitation, the reasonable fees and expenses of the Facility Agent's legal advisers, incurred in connection with the negotiation, preparation and execution of this letter.

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We confirm that the consent of the Majority Banks has been obtained to the amendments to the Credit Agreement and on behalf of ourselves and all of the other Finance Parties pursuant to Clause 27.1(a) of the Credit Agreement, we agree that with effect from the Effective Date the amendments to the Credit Agreement set out in the Schedule (Loan Agreement Amendment) to this letter shall be deemed made.

Save as amended by this letter, the provisions of the Credit Agreement shall continue in full force and effect and the Credit Agreement and this letter shall be read and construed as one instrument.

With effect from the Effective Date references in the Credit Agreement to "this Agreement" shall, unless the context otherwise requires, be to the Credit Agreement as amended by this letter and words such as "hereof", "hereunder" and expressions of similar import where they appear therein shall be construed accordingly.

This letter may be executed in counterparts each of which, when taken together, shall constitute one and the same agreement.

Please sign and return the attached copy of this letter to signify your acceptance, and the acceptance of those on whose behalf you are entering into this letter, of its terms and conditions.

This letter is governed by and construed in accordance with English law and the provisions of Clause 35 of the Credit Agreement shall be deemed to be incorporated in this letter in full, mutatis mutandis.

Yours faithfully

For and on behalf of

[Signature Illegible]
-------------------------------
HSBC INVESTMENT BANK PCL

As Facility Agent under the Credit Agreement on behalf of the Finance Parties pursuant to Clause 27.1(a) of the Credit Agreement



For and on behalf of


[Signature Illegible]
-------------------------------
HSBC BANK PLC
As Overdraft Bank


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To:     HSBC Investment Bank plc and HSBC Bank plc


We acknowledge receipt of your letter of 16 November 2001 of which this is a copy and hereby confirm our agreement to the terms and conditions thereof.

Yours faithfully
For and on behalf of
GETTY IMAGES, INC.
as Obligors' Agent (for
and on behalf of itself and each other Obligor)


[Signature Illegible]
-------------------------------



-------------------------------
Date


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                                    SCHEDULE

                            LOAN AGREEMENT AMENDMENT

1       Clause 22.2(a) shall be deemed deleted and replaced by the following:



        "(a) CONSOLIDATED EBITDA TO CONSOLIDATED NET INTEREST PAYABLE:



             Consolidated EBITDA for the Ratio Periods ending on the test dates (each a "TEST DATE") specified in the table below, shall not less than Y times Consolidated Net Interest Payable for such period, where Y has the value set opposite such Test Date:

             TEST DATE (BEFORE ANY ADJUSTMENT)         Y

             30th June, 2000                         4.5
             31st December, 2000                     4.5
             30th June, 2001                         5.5
             31st December, 2001                     5.5
             30th June, 2002                         5.5"


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